Exhibit 24
POWER OF ATTORNEY
          I, the undersigned Director and/or Officer of Rockwell Automation, Inc., a Delaware corporation (the Company), hereby constitute DOUGLAS M. HAGERMAN and JAMES V. GELLY, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below,
1.	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and any amendments thereto;

2.
any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-43071) registering debt securities of the Company in an aggregate principal amount of up to $1,000,000,000 and any shares of Common Stock, par value $1 per share, of the Company (including the associated Preferred Share Purchase Rights) (collectively, the Common Stock) issuable or deliverable upon conversion or exchange of any such debt securities that are convertible into or exchangeable for Common Stock;

3.	any and all amendments (including supplements and post-effective amendments) to
a)	the Registration Statements on Form S-8 registering securities to be sold under the Company’s 2000 Long-Term Incentives Plan (Registration Nos. 333-38444 and 333-113041);

b)	the Registration Statement on Form S-8 registering securities to be sold under the Company’s 1995 Long-Term Incentives Plan and 1988 Long-Term Incentives Plan (Registration No. 333-17055);

c)
the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Salaried Retirement Savings Plan, as amended, the Company’s Retirement Savings Plan for Certain Employees, as amended, and the Company’s Non-Represented Hourly Retirement Savings Plan, as amended (Registration No. 333-17031);

d)
the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Employee Savings and Investment Plan for Represented Hourly Employees, as amended (Registration No. 333-17405);

e)	the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s Retirement Savings Plan for Represented Hourly Employees, as amended (Registration No. 333-89219);

f)	the Registration Statement on Form S-8 relating to the Company’s Deferred Compensation Plan (Registration No. 333-34826);

g)	the Registration Statement on Form S-8 registering securities to be sold under the Company’s Directors Stock Plan (Registration No. 333-93593);

h)	the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company’s 2003 Directors Stock Plan (Registration No. 333-101780); and

i)
the Registration Statement on Form S-8 registering securities to be sold pursuant to Non-Employee Director Stock Options Granted on July 31, 2001 and February 6, 2002 (Registration No. 333-125702); and

4.	any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 Registration No. 333-24685) registering
a)
certain shares of Common Stock acquired or which may be acquired by permitted transferees upon the exercise of transferable options assigned or to be assigned to them by certain participants in the Company’s 1988 Long-Term Incentives Plan in accordance with that Plan; and

b)
the offer and resale by any such permitted transferee who may be deemed to be an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (an Affiliate Selling Shareowner), of Common Stock so acquired or which may be acquired by such Affiliate Selling Shareowner upon exercise of any such transferable option.

Signature	Title	Date

/s/ Keith D. Nosbusch	Chairman of the Board, President and Chief Executive Officer (principal executive officer)	November 1, 2006

Keith D. Nosbusch

/s/ Betty C. Alewine	Director	November 1, 2006

Betty C. Alewine

Signature	Title	Date

/s/ Don H. Davis, Jr.	Director	November 1, 2006

Don H. Davis, Jr.

/s/ Verne G. Istock	Director	November 1, 2006

Verne G. Istock

/s/ Barry C. Johnson	Director	November 1, 2006

Barry C. Johnson

/s/ William T. McCormick, Jr	Director	November 1, 2006

William T. McCormick, Jr.

/s/ Bruce M. Rockwell	Director	November 1, 2006

Bruce M. Rockwell

/s/ David B. Speer	Director	November 1, 2006

David B. Speer

/s/ Joseph F. Toot, Jr.	Director	November 1, 2006

Joseph F. Toot, Jr.

/s/ Kenneth F. Yontz	Director	November 1, 2006

Kenneth F. Yontz

/s/ James V. Gelly	Senior Vice President and Chief Financial Officer (principal financial officer)	November 1, 2006

James V. Gelly

Signature	Title	Date

/s/ Douglas M. Hagerman	Senior Vice President, General Counsel and Secretary	November 1, 2006

Douglas M. Hagerman

/s/ David M. Dorgan	Vice President and Controller (principal accounting officer)	November 1, 2006

David M. Dorgan

4